Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Statement Summary:
Page
1 Contents 1
2 Distribution Summary 2 - 3
3 Bond Interest Information 4 - 5
4 Collection Account Activity 6
5 Collateral Information 7 - 8
6 Account Information
7 Delinquency Information 10 - 11
8 Additional Reporting
Deal Information:
Seller: Wachovia Bank, National Association Closing Date:
Depositor: Wachovia Asset Securitization, Inc. First Payment Date:
Servicer: Wachovia Bank, National Association Collateral Collection Period:
Owner Trustee: Wilmingron Trust Company
Indenture Trustee: Wells Fargo Bank Minnesota, National Association Distribution Date:
Enhancer: Financial Guaranty Insurance Company
Last Distribution Date:
Next Distribution Date:
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
5/25/2010
7/26/2010
3/26/2003
4/25/2003
May 2010
6/25/2010
Contents
12
9
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
56,976,946.51
1,100,000,000.00
63,338,866.44
160,382.47
664,225.28
0.00
824,607.75
62,674,641.16
68,292.68
0.60384116
Total
Distribution
635,218.07
0.63521807
0.68292676
Balance
56.97694651
5,697,694.65
56.97694650
Certificate
Unpaid
Principal
Amount
0.00
0.00
Principal
603,841.16
0.60384116
60,384.12 7,908.56
Interest
31,376.91
0.03137691
0.07908560
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
57,580,787.67
57.58078767
57.58078766
Original
Certificate
Balance
1,000,000,000.00
5,758,078.77
92975QAA8
92975QAB6 1.595000%
Cusip
Class
Factors per Thousand
0.632810%
A-2
A-1
Certificate
n/a 0.000000% 0.00
Ending
Factors per Thousand
Certificate
Rate
13,002,007.53 121,097.00 0.00 0.00 121,097.00 12,877,371.85
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 34,141,753.17 -252,344.65 697,077.54 -100.00 444,632.89 34,586,386.06
0.00
34,141,753.17
-252,344.65
697,077.54
-100.00
444,632.89
34,586,386.06
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated September 25, 2002
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
Cusip
92975QAA8
92975QAB6
0.34281%
1.59500%
Period
31/360
31/360
Aaa AAA
Aaa AAA
- -
Moody's
Margin
0.29000%
Accrual
0.00000%
n/a
A-1
A-2
Certificate
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
- - - -
n/a
n/a
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
Bond Interest Information
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
0.00
0.00 92975QAB6 7,908.56 0.00 0.00
92975QAA8 0.00 0.00 31,376.91
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
A-1
A-2
Class
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
0.00
664,225.28
864,333.81
0.00
0.00
0.00
0.00
200,108.53
0.00
0.00
0.00
0.00
Collection Activity
664,225.28
0.00
0.00
200,108.53
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
12,877,371.85
0.00
124,635.68
-
-
7,992,539.87
1,100,011,119.68
22,971
76,340,873.97
Collateral Information
75,552,013.01
124,635.68
13,002,007.53
233
14.841%
134
99
5,381,102.97
4.407%
9.956%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
Collateral Graphs
130
135
140
145
150
155
WAM
3,500,000
4,000,000
4,500,000
5,000,000
5,500,000
CUMULATIVE LOSSES
0%
5%
10%
15%
20%
25%
Gross CPR
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
0.00
0.00
0.00
0.00
Additional Account Activity
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
0.00 0
%
2.310%
0.000%
%
3.270%
8.629%
0.563%
0.208%
0.304%
0.985%
3.299%
425,233.94
157,290.34
229,690.47
3
1
2
25
744,010.47
2,492,539.87
20
7
Delinquency Information
$
#
#
20 1,745,627.77
58 6,519,562.88
#
$
2,470,797.79
$
%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 06/25/10
Statement to Securityholders
Distribution Date: 06/25/10
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
Delinquency Graphs
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
30-59 Days 60-89 Days 90-119 Days
120-149 Days 150-179 Days 180+ Days
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
FORECLOSURES and REO's
Foreclosures REO
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/25/10
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No)
Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
No
0.00
Yes
No
0.00
0.00
No
No
Yes
Additional Information
3,377,372.13
0.00
0.00
Additional Reporting Items
0.00
0.489%
Amortization Period
31,808.70
7,917.36
0.00
0.00
0.00
39,726.06
9.1%
Yes
No
14.121%
13.262%
12.600%
90.9%